                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Acres Gaming Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                           ACRES GAMING INCORPORATED
                          7115 AMIGO STREET, SUITE 150
                            LAS VEGAS, NEVADA 89119

                                OCTOBER 29, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Acres Gaming Incorporated (the "Company").

Place:  Company Headquarters
        7115 Amigo, Suite 150
        Las Vegas, Nevada 89119

Date:   December 12, 2001

Time:   10:00 a.m. PDT

     The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

     The principal business to be transacted at the Annual Meeting will be the election of directors and ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 2002. The Board of Directors recommends that stockholders vote for election of the nominated directors and ratification of Arthur Andersen LLP as the Company's independent public accountants.

     We know that many of our stockholders will be unable to attend the Annual Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                          Sincerely,

                                          Patrick W. Cavanaugh
                                          Senior Vice President, Chief Financial
                                          Officer
                                          and Treasurer

                                   IMPORTANT

     A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED

                           ACRES GAMING INCORPORATED
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 12, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Acres Gaming Incorporated, a Nevada corporation (the "Company"), will be held on Wednesday, December 12, 2001, at 10:00 a.m. local time, at Company Headquarters, 7115 Amigo Street, Suite 150, Las Vegas, Nevada 89119, for the following purposes:

          1. To elect five (5) directors to the Company's Board of Directors.

          2. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 2002.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on October 29, 2001, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE ANNUAL MEETING.

                                          By Order of the Board of Directors

                                          Patrick W. Cavanaugh
                                          Senior Vice President, Chief Financial
                                          Officer
                                          and Treasurer

Las Vegas, Nevada
October 29, 2001

                           ACRES GAMING INCORPORATED
                          7115 AMIGO STREET, SUITE 150
                            LAS VEGAS, NEVADA 89119
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, DECEMBER 12, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished by the Board of Directors of Acres Gaming Incorporated, a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. local time, on Wednesday, December 12, 2001, at Company Headquarters, 7115 Amigo Street, Suite 150, Las Vegas, Nevada 89119.

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about November 7, 2001.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of the Company's Common Stock and Series A Convertible Preferred Stock at the close of business October 29, 2001, are entitled to notice of and to vote at the Annual Meeting. On that date, 9,273,456 shares of the Company's Common Stock (the "Outstanding Shares") and 519,481 shares of Series A Convertible Preferred Stock (the "Preferred Stock") were outstanding.

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby has been or will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, bank nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of the Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

QUORUM AND VOTING

     Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the Outstanding Shares, must be present in person or by proxy for the transaction of business. If a quorum is present:

          (i) each nominee for election to the Board of Directors to be voted on by the Outstanding Shares will be elected by a plurality of the votes cast by holders of the Outstanding Shares;

          (ii) the appointment of Arthur Andersen LLP will be ratified if this proposal receives the affirmative vote of a majority of the Outstanding Shares represented at the meeting.

     Abstentions and other non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but have no effect on the determination of whether a plurality exists with respect to a given nominee. An abstention or other non-vote has the effect of a vote against a proposal. Proxies will be received and tabulated by Wells Fargo Bank Minnesota, N.A., the Company's transfer agent.

REVOCABILITY OF PROXIES

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked prior to its exercise by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not constitute a revocation of a proxy.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" (i) election of each of the nominees to the Board of Directors named in this Proxy Statement; and (ii) ratification of the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 2002. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of not less than one nor more than 15 members. The Board of Directors consists of five members. Members of the Board of Directors are elected for a term of one year or until their successors are elected.

     The Board of Directors has nominated Ronald G. Bennett, Robert W. Brown, Floyd W. Glisson, Roger B. Hammock and David R. Willensky to serve as directors of the Company (the "Common Stock Nominees"). Unless authority is withheld, all proxies received in response to this solicitation will be voted for the election of each Common Stock Nominee. If any Common Stock Nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the judgment of the proxy holders.

     International Game Technology ("IGT") is the owner of all of the 519,481 outstanding shares of the Preferred Stock. During fiscal 2001, the Company's sales to IGT amounted to approximately $9.3 million or 21.1 percent of the Company's revenues. So long as there are 130,000 shares of Preferred Stock outstanding, holders of Preferred Stock have the right to elect one director (the "Preferred Stock Director"). IGT has not indicated it plans to nominate a Preferred Stock Director. Holders of the Preferred Stock do not have voting rights with respect to the election of other directors, or on any other matter scheduled to come before the meeting.

     Information about the Common Stock Nominees:

     Floyd W. Glisson, age 54, became Chairman of the Board of Directors in April 2000 and has served as the Chief Executive Officer since July 1998. Mr. Glisson also served as President from July 1998 to April 2000. Mr. Glisson was senior vice president, finance and administration and chief financial officer for ConAgra Grocery Products Company, a unit of ConAgra, Inc., from April 1995 to July 1998. He has been a director of the Company since 1997.

     Ronald G. Bennett, age 55, has served as an outside consultant to GATX Capital, since November 2000. From January 2000 to November 2001, Mr. Bennett was senior vice president and managing director -- human resources of GATX Capital, a leasing company. Mr. Bennett was president of Calavo Growers, a fresh produce and processed foods cooperative in California from 1997 to 1999. He also served as president for Hunt-Wesson Foodservice Company, a subsidiary of ConAgra, Inc., from 1996 to 1997. Prior to 1996, Mr. Bennett was president of Knott's Berry Farm Foods, Inc. He has been a director of the Company since 2000.

     Robert W. Brown, age 46, has been a self-employed consultant as president of Brown Financial Consulting, LLC in Corvallis, Oregon since July 1999. Mr. Brown served as the Company's executive vice president, chief financial officer and treasurer from July 1993 to July 1999. He has been a director of the Company since 2000.

     Roger B. Hammock, age 55, is a self-employed consultant and has been the president of San Pasqual Investors in Pasadena, California since April 1990. He was the founder and chief executive officer of two firms involved in the distribution and sale of technology related items. He has been a director of the Company since 2000.

     David R. Willensky, age 51, has been the managing director of The Advisory Group, a business strategy consulting firm based in Omaha, Nebraska, since he founded that company in 1998. Mr. Willensky was senior vice president, corporate planning and development for ConAgra, Inc. from 1994 to 1998. He also served as managing director of California Strategic Investors, LLC, an acquisition advisory firm, from 1991 to 1994. Prior to 1991, Mr. Willensky was a partner with McKinsey & Company, Inc., a management consulting firm. He has been a director of the Company since 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

BOARD ACTIONS AND COMPENSATION OF DIRECTORS

     During the fiscal year ended June 30, 2001, the Board of Directors met 9 times. Each director attended at least 75% of the meetings of the Board of Directors and committees on which he served during the time he was a director.

     Non-employee directors receive an annual fee of $25,000 and $1,000 per board meeting or committee meeting (other than committee meetings held in connection with a board meeting or meetings conducted via conference calls) plus expenses. Non-employee directors who also serve on the Strategic Planning Committee receive an additional annual fee of $25,000. On the date they are first elected to the Board of Directors, each non-employee director also receives options to purchase 7,500 shares of the Company's Common Stock at an exercise price equal to fair market value on that date, of which 25% vest immediately and the remainder vest over three years. In addition, each non-employee director is granted options to purchase an additional 2,500 shares of Common Stock at each Annual Meeting of Stockholders after such director has served a full year. Those options vest on the same basis as the initial option grants.

                             MANAGEMENT INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information for each of the fiscal years ended June 30, 2001, 2000 and 1999, regarding compensation accrued or paid to the Company's Chief Executive Officer and each Executive Officer who accrued or was paid compensation in excess of $100,000 in the fiscal year ended June 30, 2001 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                        ANNUAL              COMPENSATION
                                                     COMPENSATION              AWARDS
                                             ----------------------------   ------------
                                             FISCAL                          RESTRICTED     ALL OTHER
        NAME AND PRINCIPLE POSITION           YEAR     SALARY     BONUS        STOCK       COMPENSATION
        ---------------------------          ------   --------   --------   ------------   ------------
Floyd W. Glisson...........................   2001    $303,051   $250,000     $97,599        $ 9,539(1)
  Chairman of the Board of Directors and      2000     300,000     50,000          --         40,531(1)
  Chief Executive Officer                     1999      28,750         --          --             --
Richard J. Schneider.......................   2001     172,961     54,688          --             --
  President and Chief Operating Officer       2000     171,667         --          --             --
                                              1999     131,250         --          --             --
Reed M. Alewel.............................   2001     123,711     33,750          --         21,658(2)
  Senior Vice President, Chief Financial      2000     120,000         --          --          4,375(3)
  Officer, Secretary and Treasurer(4)         1999      89,947         --          --             --

---------------
(1) Mr. Glisson received reimbursement of certain expenses he incurred in conjunction with his relocation to Las Vegas, Nevada.

(2) Mr. Alewel received reimbursement of certain expenses he incurred in conjunction with his relocation to Las Vegas, Nevada.

(3) Mr. Alewel received reimbursement of certain expenses he incurred in conjunction with his relocation to Corvallis, Oregon.

(4) In May 2001 Mr. Alewel became Senior Vice President of Sales. Patrick W. Cavanaugh became Chief Financial Officer in September 2001.

OPTION GRANTS IN LAST FISCAL YEAR

     There were no grants of stock options to the Named Executive Officers during the fiscal year ended June 30, 2001.

FISCAL YEAR-END OPTION VALUES

     There were no exercises of stock options by the Named Executive Officers during the fiscal year ended June 30, 2001. The following table sets forth the number of securities underlying unexercised options and the value of unexercised in-the-money options at fiscal year end.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                        NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED IN-THE-MONEY
                                     UNEXERCISED OPTIONS AT FISCAL YEAR END      OPTIONS AT FISCAL YEAR END
               NAME                        EXERCISABLE/UNEXERCISABLE            EXERCISABLE/UNEXERCISABLE(1)
               ----                  --------------------------------------   ---------------------------------
Floyd W. Glisson...................              142,500/0                            $534,600/$0.00
Richard J. Schneider...............               67,500/32,500                       $156,675/$54,950
Reed M. Alewel.....................               68,900/31,100                       $154,202/$53,301

---------------
(1) The market price of the Company's Common Stock was $4.96 at June 30, 2001.

RETIREMENT SAVINGS PLAN

     The Company maintains a profit sharing and savings plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), which allows employees to contribute up to

15 percent of their pre-tax income to the 401(k) Plan. The 401(k) Plan includes a discretionary matching contribution by the Company and provides that the Company may make an additional discretionary contribution out of profits at the end of any year. The Company has not made any discretionary matching contributions nor any additional discretionary contributions under the 401(k) Plan.

STOCK OPTIONS

     The Acres Gaming Incorporated 1993 Stock Option and Incentive Plan (the "1993 Plan") was adopted by the Board of Directors of the Company and approved by the stockholders in 1993. The 1993 Plan permits the granting of awards to employees and consultants of the Company in the form of stock options and grants of restricted stock. Stock options granted under the 1993 Plan may be "incentive stock options" meeting the requirement of Section 422 of the Code or non-qualified options that do not meet the requirements of Section 422. A total of 1,750,000 shares of the Company's Common Stock has been reserved for issuance pursuant to awards granted under the 1993 Plan. As of September 30, 2001, an aggregate of 842,850 shares were subject to outstanding stock options, and 500,775 shares were available for grant. The exercise prices for currently outstanding stock options range from $.94 to $15.00 per share. Options for 406,375 shares have been exercised under the 1993 Plan. No grants of restricted stock have been made under the 1993 Plan.

     The 1993 Plan is administered by the Compensation Committee of the Board of Directors. The 1993 Plan gives broad powers to the Committee to administer and interpret the 1993 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted. Options may be granted pursuant to the 1993 Plan through July 2003. The 1993 Plan may be terminated earlier by the Board of Directors in its sole discretion.

     Mr. Glisson has surrendered options granted under the 1993 Plan to purchase 300,000 shares of common stock and was granted 300,000 shares of restricted common stock.

EMPLOYMENT CONTRACTS

     The Company entered into an employment agreement with Mr. John F. Acres effective July 1, 1996, amended effective July 20, 1998, and amended effective July 1, 1999 (the "Acres Employment Agreement"). The initial term of the Acres Employment Agreement ran through June 30, 2001. Consulting fees paid to Mr. Acres pursuant to the Acres Employment Agreement for the fiscal year ended June 30, 2001,were $64,219.

     The Acres Employment Agreement provided that upon termination, if the Company makes certain termination payments to Mr. Acres, Mr. Acres will not, directly or indirectly, be connected in any manner with any business that competes with the Company or solicit or entice or divert any customer or supplier from the Company. The Company made termination payments of $102,083 to Mr. Acres in the fiscal year ended June 30, 2001, pursuant to the Acres Employment Agreement.

     The Company entered into an employment agreement with Floyd W. Glisson effective as of January 1, 2001 (the "Glisson Employment Agreement"), pursuant to which Mr. Glisson received a base salary of $250,000 for the period from January 1, 2001 to June 30, 2001, was granted a restricted stock award for 300,000 shares of the Company's common stock, (150,000 shares of which vest June 30, 2003 and the remainder of which vest on June 30, 2005), and received a bonus of $250,000 for the fiscal year ended June 30, 2001. Pursuant to the Glisson Employment Agreement, Mr. Glisson will receive severance payments equal to 1.6 times his annual base salary and his restricted stock will be subject to accelerated vesting upon an involuntary termination of his employment with the Company other than for cause. Currently, Mr. Glisson's annual compensation under the Glisson Employment Agreement consists of a base salary of $275,000, and a bonus of up to ninety percent of his annual base salary depending on the Company's performance as measured against targets set by the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE INSIDER PARTICIPATION

     The Company has a standing Audit Committee and a Compensation Committee but no Nominating Committee.

AUDIT COMMITTEE

     In fiscal 2001, the Audit Committee initially consisted of Robert W. Brown, Chairman and Richard A. Carone. Mr. Carone ceased being a director and a member of the Audit Committee on February 21, 2001, and on March 10, 2001, Ronald G. Bennett, Roger B. Hammock, and David R. Willensky were appointed to the Audit Committee. Messrs. Bennett, Hammock and Willensky are independent directors as defined by Nasdaq rules. Mr. Brown is not an independent director as defined by Nasdaq rules because he was Executive Vice President, Chief Financial Officer and Treasurer of the Company from July 1993 to July 1999. The Board of Directors has determined that Mr. Brown's membership on the Audit Committee is in the best interests of the Company and its stockholders because of Mr. Brown's financial expertise and industry experience as the Company's previous Chief Financial Officer.

AUDIT COMMITTEE REPORT

     The Audit Committee recommends the independent auditor of the Company for approval by the Board of Directors, reviews the planned scope and results of the annual audit, confers with the independent auditor, reviews the auditor's recommendations with respect to accounting, internal controls and other matters, and makes other recommendations to the Board of Directors with respect to audit and finance matters. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provide them with financial sophistication.

  Duties and Responsibilities

     The Audit Committee operates under a written charter approved by the Board of Directors. Pursuant to authority delegated by the Board of Directors and the written charter of the Audit Committee, the Audit Committee:

     - monitors the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

     - monitors the independence and performance of the Company's independent auditors; and

     - provides an avenue of communication among the independent auditors, management and the Board of Directors.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the Company's audited financial statements. The Audit Committee also discussed with the independent accountants the matters required by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its independent accountants that firm's independence.

  Fiscal 2001 Audit

     Based on the reviews and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001, to be filed with the Securities and Exchange Commission.

                                          Audit Committee Report submitted by:

                                          Robert W. Brown, Chairman
                                          Ronald G. Bennett
                                          Roger B. Hammock
                                          David R. Willensky

COMPENSATION COMMITTEE

     In fiscal 2001, the Compensation Committee initially consisted of Richard
A. Carone, Chairman, and Robert W. Brown. Effective March 10, 2001, Ronald G. Bennett (Chairman), Roger B. Hammock, and David R. Willensky comprised the Compensation Committee. The Compensation Committee makes recommendations to the Board regarding officers' compensation, management incentive compensation arrangements and administers the Company's Stock Option and Incentive Plan.

REPORT ON EXECUTIVE COMPENSATION

     The underlying objectives of the Company's compensation strategy are to attract and retain the best possible executive talent, to motivate those executives to achieve optimum operating performance for the Company, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions as well as overall business results. There are three components to the Company's executive compensation: base salary, long-term incentives in the form of stock options, and incentive (bonus) payments.

     Base Salary. Base salary for each executive officer, other than those for Mr. Glisson, was subjectively determined by an assessment of his or her sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, and current salary in relation to salary levels for comparable positions in the industry, based on the Company's general awareness of such salary levels. Mr. Glisson's compensation for the fiscal year ended June 30, 2001, is based on his employment arrangement effective January 1, 2001. The Compensation Committee engaged the services of an independent consulting firm to advise it on the Glisson Employment Agreement.

     Long-Term Incentives. Stock options have been granted to the Chairman and other executive officers to encourage management of the Company from the perspective of an owner with an equity interest in the Company. Vesting is used to encourage key employees to continue in the employ of the Company.

     Annual Incentives. Certain members of management may participate in an annual incentive plan, the goals of which are determined annually by the Company's Board of Directors. Payments under the annual incentive plan aggregated $442,098 with respect to the fiscal year ended June 30, 2001.

     Chief Executive Officer. Mr. Glisson's compensation is based on his employment agreement with the Company, which also includes bonus provisions related to the Company's performance. Mr. Glisson's compensation as set forth in his employment agreement is derived from the value of his industry expertise and the compensation of comparable industry executives.

                                          Compensation Committee Report
                                          submitted by:

                                          Ronald G. Bennett, Chairman
                                          Roger B. Hammock
                                          David R. Willensky

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of non-employee directors of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

PERFORMANCE GRAPH

     The following graph compares total cumulative return to holders of the Company's Common Stock with the cumulative total return of the Nasdaq US Stock Market and a peer group index created by the Company for the five year period ended June 30, 2001. The Company uses a peer group (the "Peer Group") which consists of the following companies: Shuffle Master, Alliance Gaming Corporation, International Game Technology, Mikohn Gaming Corporation, WMS Industries, Anchor Gaming and Innovative Gaming Corp. of America.

                          TOTAL RETURN TO STOCKHOLDERS
                      (ASSUMES $100 INVESTMENT ON 6/30/96)

                              (PERFORMANCE GRAPH)

---------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS   6/28/1996   6/30/1997   6/30/1998   6/30/1999   6/30/2000   6/30/2001
---------------------------------------------------------------------------------------------
 ACRES GAMING            $100.00     $ 93.34     $ 53.34     $ 21.34     $ 18.67     $ 52.72
 PEER GROUP              $100.00     $119.00     $166.13     $113.55     $149.10     $459.73
 NASDAQ COMPOSITE        $100.00     $122.07     $161.06     $229.14     $339.04     $184.75
---------------------------------------------------------------------------------------------

     Assumes $100 invested in the Company's Common Stock, the Nasdaq Stock Market and the Peer Group, with all dividends reinvested. Stock price shown above for the Common Stock is historical and not necessarily indicative of future price performance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers, directors and persons who own more than 10 percent of the Common Stock of the Company file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes of beneficial ownership of Common Stock and other equity securities of the Company on Form 4 and Form 5. Officers, directors and holders of more than 10 percent of the Company's Common Stock are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representation that no other reports are required, during the 2001 fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with by such persons.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock by each director of the Company, by each Named Executive Officer, by all directors and executive officers of the Company as a group, and by each stockholder who is known by the Company to own more than 5 percent of the Company's Common Stock as of September 30, 2001.

                                                        NUMBER OF SHARES         PERCENT OF
                  BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)    OUTSTANDING(2)
                  ----------------                    ---------------------    --------------
DIRECTORS AND EXECUTIVE OFFICERS
Floyd W. Glisson....................................          523,500(3)             5.6%
Ronald G. Bennett...................................            3,750(4)               *
Robert W. Brown.....................................          168,250(5)             1.8%
Roger B. Hammock....................................           12,575(6)               *
David R. Willensky..................................           24,650(7)               *
Richard J. Schneider................................           67,500(8)               *
Reed M. Alewel......................................           73,409(9)               *
All directors and executive officers as a group (7
  persons)..........................................          873,634(10)            9.0%
PRINCIPAL SHAREHOLDERS
John F. and Jo Ann Acres............................        1,353,530(11)           14.6%
  Corvallis, Oregon 97330
IGT.................................................        1,597,444(12)           14.7%
  9295 Prototype Way
  Reno, Nevada 89511
Delta Partners LLC..................................          469,700(13)            5.1%
  One Financial Center, Suite 1600
  Boston, MA 02111

---------------
  *  Less than 1%.

 (1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire such security through the exercise of any option or warrant or through the conversion of a security. Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

 (2) Based on 9,273,206 shares outstanding at September 30, 2001. Any securities not outstanding that are subject to options or warrants held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (3) Includes 81,000 shares owned jointly with Mr. Glisson's wife as trustees of the Glisson Family Trust, with respect to which Mr. Glisson has shared voting and shared dispositive powers 442,500 shares of restricted stock and shares subject to options exercisable within 60 days of September 30, 2001.

 (4) Includes 3,750 shares subject to options exercisable within 60 days of September 30, 2001.

 (5) Includes 2,000 shares Mr. Brown holds as trustee for the benefit of his minor children, with respect to which he has sole voting and dispositive powers. Includes 166,250 shares subject to options exercisable within 60 days of September 30, 2001.

 (6) Includes 4,000 shares owned jointly with Mr. Hammock's wife with respect to which Mr. Hammock has shared voting and shared dispositive powers and 700 shares held as trustee for the benefit of his children and 1,875 shares subject to options exercisable within 60 days of September 30, 2001.

 (7) Includes 300 shares held by Mr. Willensky's wife with respect to which he has no voting or dispositive powers and 3,750 shares subject to options exercisable within 60 days of September 30, 2001.

 (8) Includes 67,500 shares subject to options exercisable within 60 days of September 30, 2001.

 (9) Includes 2,000 shares owned jointly with Mr. Alewel's wife and 339 shares held as trustee for the benefit of his minor children, with respect to which Mr. Alewel has shared voting and shared dispositive powers. Also includes 620 shares held by Mr. Alewel's wife with respect to which he has no voting or dispositive powers. Includes 68,900 shares subject to options exercisable within 60 days of September 30, 2001.

(10) Includes 454,525 shares subject to options exercisable within 60 days of September 30, 2001.

(11) Includes 1,251,386 shares held by the John and Jo Ann Acres 1989 Living Trust, a revocable trust established by Mr. Acres and Mrs. Acres, with respect to which Mr. Acres and Mrs. Acres have shared voting and shared dispositive powers. Also includes 102,144 shares beneficially owned by their children who reside in their household, with respect to which Mr. Acres and Mrs. Acres have no voting or dispositive powers.

(12) Shares issuable on conversion of Series A Convertible Preferred Stock owned by IGT based on the conversion price in effect on September 30, 2001, subject to ownership limitations contained in the Stock Purchase Agreement between IGT and the Company pursuant to which IGT purchased 519,481 shares of Series A Stock. The Stock Purchase Agreement restricts IGT's ownership of the Company's Common Stock. Without the consent of the Company, IGT may not own more than 20% of the outstanding Common Stock, including, for purposes of the calculation, the shares of Common Stock into which the Series A Stock owned by IGT is convertible. The Company believes that this provision operates to limit IGT's right to convert shares of Series A Stock as well as limiting IGT's rights to purchase additional shares of Common Stock. IGT has asserted that the agreement does not limit the number of shares into which the Series A Stock may be converted.

(13) Based solely on a Schedule 13G, dated July 27, 2001, filed with the Securities and Exchange Commission on August 10, 2001.

                     PROPOSAL NO. 2 -- RATIFICATION OF THE
                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors recommends that the stockholders ratify the appointment of Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for the fiscal year ending June 30, 2002. The firm of Arthur Andersen LLP has served as the Company's public accountants since 1993. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

     The Audit Committee has determined that the provision of services rendered by Arthur Andersen LLP for audit and all other fees is compatible with maintaining Arthur Andersen LLP's independence.

AUDIT FEES

     Arthur Andersen LLP's fees for professional services for (i) auditing the Company's annual financial statements for the year ended June 30, 2001 and (ii) reviewing the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2001 were approximately $65,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no services rendered by Arthur Andersen LLP for financial information systems design or implementation for the year ended June 30, 2001.

ALL OTHER FEES

     The aggregate fees for all other services rendered by Arthur Andersen LLP for the year ended June 30, 2001 were approximately $76,000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

                           PROPOSALS OF SHAREHOLDERS

     Any stockholder wishing to have a proposal considered for inclusion in the proxy materials for the Company's 2002 Annual Meeting of Stockholders must set forth such proposal in writing and file it with the Secretary of the Company no later than July 10, 2002. In addition, if the Company receives notice of a shareholder proposal later than September 23, 2002, the persons named as proxies in the proxy statement and accompanying proxy will have discretionary authority to vote on that shareholder proposal.

                                 OTHER BUSINESS

     At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

     The Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001, transmitted with the Proxy Statement, are hereby incorporated by reference. No other portions of the Annual Report shall be deemed incorporated herein.

                             FINANCIAL INFORMATION

     THE COMPANY'S 2001 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001, MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, ACRES GAMING INCORPORATED, 7115 AMIGO STREET, SUITE 150, LAS VEGAS, NEVADA 89119.

                                          By Order of the Board of Directors

                                          Patrick W. Cavanaugh
                                          Senior Vice President, Chief Financial
                                          Officer
                                          and Treasurer

October 29, 2001

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 12, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Floyd W. Glisson and Richard J. Schneider, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Acres Gaming Incorporated held of record by the undersigned on October 29, 2001, at the Annual Meeting of Stockholders to be held on December 12, 2001, or at any adjournment thereof.

        1. ELECTION OF DIRECTORS. Election of the following nominees to serve as directors each for a one-year term or until his or her successor is duly elected.

(a)     FLOYD W. GLISSON     [ ]   FOR nominee    [ ]   WITHHOLD AUTHORITY to
                                                        vote for nominee

(b)     RONALD G. BENNETT    [ ]   FOR nominee    [ ]   WITHHOLD AUTHORITY to
                                                        vote for nominee

(c)     ROBERT W. BROWN      [ ]   FOR nominee    [ ]   WITHHOLD AUTHORITY to
                                                        vote for nominee

(d)     ROGER B. HAMMOCK     [ ]   FOR nominee    [ ]   WITHHOLD AUTHORITY to
                                                        vote for nominee

(e)     DAVID R. WILLENSKY   [ ]   FOR nominee    [ ]   WITHHOLD AUTHORITY to
                                                        vote for nominee

--------------------------------------------------------------------------------

        2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 2002.

        [ ]   FOR                [ ]   AGAINST            [ ]   ABSTAIN

        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEM 2.

                                  Please sign below exactly as your name appears on your stock certificate. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

                                  Dated:                                  , 2001
                                         ---------------------------------


                                  ----------------------------------------------
                                                    Signature

                                  ----------------------------------------------
                                            Signature if held jointly

        YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.



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